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                                                                   EXHIBIT 10.37

                            WINK COMMUNICATIONS, INC.

                                 1994 STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT

        Unless otherwise defined herein, the terms defined in the 1994 Stock Plan (the "Plan") shall have the same defined meanings in this Notice of Grant.

MARY AGNES WILDEROTTER
C/O WINK COMMUNICATIONS, INC.
1001 MARINA VILLAGE PARKWAY
ALAMEDA, CA  94501

        You have been granted the right to purchase Common Stock of the Company, subject to the Company's repurchase option and your ongoing Continuous Status as an Employee or Consultant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

        DATE OF GRANT                              JANUARY 15, 1998

        PRICE PER SHARE                            $4.00

        TOTAL NUMBER OF SHARES SUBJECT             25,000
          TO THIS STOCK PURCHASE RIGHT

        EXPIRATION DATE:                           FEBRUARY 15, 1998

        YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the Plan and the Restricted Stock Purchase Agreement attached hereto as Attachment 1, each of which is hereby incorporated herein by reference. You further agree to execute the Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                            WINK COMMUNICATIONS, INC.

/s/ Mary Agnes Wilderotter          By: /s/ Paritosh K. Choksi
--------------------------              ----------------------
Signature

Mary Agnes Wilderotter              Title: Secretary
--------------------------                 -------------------
Print Name

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                                  ATTACHMENT 1

                            WINK COMMUNICATIONS, INC.
                                 1994 STOCK PLAN
                       RESTRICTED STOCK PURCHASE AGREEMENT


        Unless otherwise defined herein, the terms defined in the plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

        THIS AGREEMENT is made as of February 1, 1998 between Wink Communications, Inc., a California corporation (the "Company"), and Mary Agnes Wilderotter ("Purchaser").

        WHEREAS Purchaser is an employee of or consultant to the Company whose continued affiliation with the Company is considered to be important for the Company's continued growth; and

        WHEREAS in order to provide Purchaser an opportunity to acquire an equity interest in the Company as an incentive for Purchaser to continue to participate in the affairs of the Company, the Company is willing to sell to Purchaser and Purchaser desires to purchase shares of Common Stock according to the terms and conditions hereof;

        THEREFORE, the parties agree as follows:

        1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser and Purchaser agrees to purchase from the Company 25,000 shares of the Company's Common Stock (the "Stock") at a price of $4.00 per share, for an aggregate purchase price of $100,000.00. The purchase price for the Stock shall be paid by a full-recourse promissory note (the "Note") in the form attached hereto as Exhibit A, in the amount of $100,000.00. Purchaser shall be required to execute and deliver a Security Agreement in the form attached hereto as Exhibit B. The Note shall bear interest at a rate no less than the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Stock purchased by the Note pursuant to the Security Agreement.

        2.     REPURCHASE OPTION, PUT OPTION AND RELEASE OF SHARES.

               (a)    REPURCHASE OPTION/PUT OPTION.

                       (i) In the event of any voluntary or involuntary termination of Purchaser's employment by or consulting services to the Company (including as a result of death


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or disability) before all shares of the Stock are released from the Company's repurchase option under Section 2(b) below, the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of twenty-four (24) months from such date to repurchase all or any portion of the Stock which has not been released from the repurchase option described in this Section 2 (the "Repurchase Option") at the time of such termination at the original purchase price per share. The Repurchase Option shall be exercised by the Company by written notice to Purchaser or his/her executor (with a copy to the Escrow Agent described in Section 7 hereof) and, at the Company's option, (A) by delivery to Purchaser or his/her executor with such notice of a check in the amount of the aggregate repurchase price for the Stock being repurchased, (B) by cancellation by the Company of an amount of Purchaser's indebtedness to the Company equal to the aggregate repurchase price for the Stock being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price. Upon delivery of such notice and the payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Stock being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of shares of the Stock being repurchased by the Company.

                      (ii) If Purchaser's employment with the Company is terminated (A) by the Company other than for Cause (as defined below) or (B) as a result of Purchaser's death or Disability (as defined below), Purchaser or his/her executor shall have the right to cause the Company to repurchase all Stock at the original purchase price per share (the "Put Option"). The Put Option shall be exercised by Purchaser by written notice to the Company (with a copy to the Escrow Agent described in Section 7 hereof) delivered within sixty
(60) days of such termination, and, at the Company's option, (A) by delivery to Purchaser or his/her executor within ninety (90) days (or such longer period as may reasonably be necessary to avoid adverse tax consequences to the Company or its shareholders generally) a check in the amount of the aggregate repurchase price for the Stock being repurchased, (B) by cancellation by the Company of an amount of Purchaser's indebtedness to the Company equal to the aggregate repurchase price for the Stock being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price. Upon payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Stock being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of shares of the Stock being repurchased by the Company. Purchaser's rights under the Put Option shall terminate on the earlier to occur of (x) the closing of the Company's initial public offering of its stock under the Securities Act of 1933, and (y) 12/02/06.

                      (iii) Whenever the Company shall have the right or obligation to repurchase shares of the Stock hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to carry out all or a part of the Company's repurchase rights or obligations, as the case may be,



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under this Agreement and to purchase all or a part of such Stock; provided that if the aggregate fair market value of the Stock to be repurchased on the date of such designation or assignment ("Repurchase FMV") exceeds the aggregate repurchase price of the Stock to be repurchased, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate repurchase price of the Stock which such designee or assignee shall have the right or obligation to repurchase.

               (b)    RELEASE OF SHARES FROM REPURCHASE OPTION.

                       (i) Subject to Section 2(b)(ii), 1/48th of the Stock shall be released from the Company's Repurchase Option on the one-month anniversary of this Agreement, and an additional 1/48th of the Stock shall be released on each monthly anniversary of such date thereafter until all shares of the Stock have been released; provided in each case that there has not been any voluntary or involuntary termination prior to each such date of release.

                      (ii) Notwithstanding Section 2(b)(i), if Purchaser's employment with the Company is terminated by the Company other than for Cause (as defined below) prior to the one-year anniversary of this Agreement, then an additional portion of the Stock shall be released from the Company's Repurchase Option such that the aggregate amount released pursuant to Sections 2(b)(i) and 2(b)(ii) is 1/4th of the Stock.

               (c)    CERTAIN DEFINITIONS

                       (i)    For purposes of this Agreement, "Cause" shall mean
(A) the willful failure by Purchaser to perform his/her duties within 10 days after written demand for such performance is delivered to Purchaser by the Board, (B) Purchaser's failure to follow reasonable policies or directives established by the Board, (C) Purchaser's willful, bad faith or grossly negligent conduct that is detrimental to the Company, or (D) the conviction of Purchaser of any felony or any other crime involving dishonesty or the property or business of the Company.

                      (ii) For purposes of this Agreement, "Disability" shall mean that Purchaser, at the time notice of termination is given, has been unable to substantially perform his/her duties under this Agreement for a period of not less than six (6) consecutive months as the result of his/her incapacity due to physical or mental illness.

                      (iii) This Agreement shall not confer upon Purchaser any right with respect to employment by the Company, nor shall it interfere with or affect in any manner the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship with the Company, which right is hereby reserved, subject to the provisions of any separate employment agreement between Purchaser and the Company.

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        3. STOCK SPLITS, ETC. If, from time to time during the term of this
Agreement:

               (a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

               (b) Subject to Section 13 hereof, there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company;

then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of the Stock shall be immediately subject to this Agreement and be included in the word "Stock" for all purposes with the same force and effect as the shares of Stock currently subject to the Repurchase Option and other terms of this Agreement. While the aggregate repurchase price payable upon execution of the Repurchase Option shall remain the same after each such event, the repurchase price per share of Stock shall be appropriately adjusted.

        4. RESTRICTION ON TRANSFER. Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any shares of the Stock which remain subject to the Repurchase Option. The Company shall not be required (i) to transfer on its books any shares of Stock which shall have purportedly been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any purported transferee to whom such shares shall have been purportedly transferred.

        5.     RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

               (a) LEGENDS. The share certificate evidencing the Stock issued hereunder shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN


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                AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF
                WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

        6. PURCHASER'S REPRESENTATIONS AND COVENANTS. In connection with the purchase of the Stock, Purchaser hereby represents and warrants to the Company as follows:

               (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. Purchaser is purchasing the Stock solely for Purchaser's own account for investment and not with a view to or for sale in connection with any distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof. Purchaser also represents that the entire legal and beneficial interest of the Stock is being purchased, and will be held, for Purchaser's account only, and neither in whole or in part for any other person. Purchaser either (i) has a pre-existing business or personal relationship with the Company or at least one of its officers, directors or controlling persons, or (ii) by reason of Purchaser's business or financial experience (or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), can be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

               (b) RESIDENCE. Purchaser's principal residence is within the State of California and is located at the address indicated beneath Purchaser's signature below.

               (c) INFORMATION CONCERNING COMPANY. Purchaser has discussed the Company and its plans, operations and financial condition with the Company's officers and has received all such information as Purchaser has deemed necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Stock. Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

               (d) ECONOMIC RISK. Purchaser realizes that the purchase of the Stock will be a highly speculative investment and involves a high degree of risk. Purchaser is able, without impairing Purchaser's financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on Purchaser's investment.

               (e) RESTRICTED SECURITIES. Purchaser understands and acknowledges that:

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

                       (i) The Stock has not been registered under the Securities Act of 1933, as amended, in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold the Stock for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Stock, or for a period of one year or any other fixed period in the future.

                      (ii) The Stock must be held indefinitely unless it is subsequently registered under the Securities Act or unless an exemption from such registration is otherwise available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Stock. In addition, Purchaser understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless it is registered or such registration is not required in the opinion of counsel satisfactory to the Company.

               (f) DISPOSITION UNDER RULE 144. Purchaser understands that:

                       (i) The shares of Stock are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least two (2)) years from the date of purchase and payment of the Stock, and even then will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made only in limited amounts in accordance with such terms and conditions of Rule 144;

                      (ii) That at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale; that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144; and that, in such event, Purchaser would be precluded from selling the Stock under Rule 144 even if the two (2) year minimum holding period had been satisfied; and

                      (iii) In the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with Regulation A or another registration exemption will be required; that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales; and that


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such persons and their respective brokers who participate in such transactions do so at their own risk.

               (g) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting Purchaser's representations set forth above, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Stock unless and until:

                       (i)    Either:

                              (A)   There is then in effect a Registration
Statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with said Registration Statement; or

                              (B) (1) Purchaser shall have notified the Company
of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; (2) Purchaser shall have furnished the Company with an opinion of Purchaser's counsel to the effect that such disposition will not require registration of such shares under the Securities Act; and (3) such opinion of Purchaser's counsel shall have been concurred in by counsel for the Company, and the Company shall have advised Purchaser of such concurrence; and,

                      (ii) The shares of Stock proposed to be transferred are no longer subject to the Repurchase Option set forth in Section 2 hereof, and Purchaser shall have complied with the Standoff Agreement set forth in Section 9 hereof.

               (h)    VALUATION OF COMMON STOCK.

                       (i) Purchaser understands that the Stock has been valued by the Company's Board of Directors and that the Company believes this valuation represents a fair attempt at reaching an accurate appraisal of its worth. Purchaser understands, however, that the Company can give no assurances that such price is in fact the fair market value of the Stock, and that it is possible that, with the benefit of hindsight, the Internal Revenue Service would successfully assert that the value of the Stock on the date of purchase is substantially greater than so determined.

                      (ii) If the Internal Revenue Service were to succeed in a tax determination that the Stock had a value greater than that upon which this transaction is based, the additional value would constitute ordinary income to Purchaser as of the date of its receipt. The additional taxes (and interest) due would be payable by Purchaser. There is no provision for the Company to reimburse Purchaser for that tax liability, and Purchaser assumes all responsibility therefor. Furthermore, in the event such additional value represents more than twenty-five percent (25%) of Purchaser's gross income for the year in which the value of the shares would be taxable,

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

the Internal Revenue Service would have six (6) years from the due date for filing the return for such year (or the actual filing date of the return if filed thereafter) within which to assess Purchaser the additional tax and interest which would then be due.

                      (iii) The Company would have the benefit, in any such transaction, if a determination was made prior to the three (3) year statute of limitations period affecting the Company, of an increase in its deduction for compensation paid, which would offset its operating profits, or, if the Company were not profitable at such time, would create net operating loss carry-forwards arising from operations in that year.

               (i)    SECTION 83(b) ELECTION.

                       (i) Purchaser understands that Purchaser (and not the Company) is responsible for Purchaser's own federal, state, local or foreign tax liability and any other tax consequences that may arise as a result of the transactions contemplated by this Agreement. Purchaser agrees to rely solely on the determinations of Purchaser's tax advisors or Purchaser's own determinations, and not on any statements or representations by the Company or any of its attorneys or agents, with regard to all tax matters.

                      (ii) Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Stock and the fair market value of the Stock as of the date any restrictions on the Stock lapse. In this context, "restriction" includes the right of the Company to buy back the Stock pursuant to the Repurchase Option. (In the event the Company has registered any of its shares under the Securities Exchange Act of 1934, "restriction" with respect to officers, directors and ten percent (10%) shareholders also means the period after the purchase of the Stock during which such officer, director and ten percent (10%) shareholders could be subject to suit under Section 16(b) of the Securities Exchange Act.)

                      (iii) Purchaser understands that Purchaser may elect to be taxed at the time the Stock is purchased rather than when and as the Repurchase Option (or Section 16(b) restrictions) lapse by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of purchase of the Stock. The form for making this election is attached hereto as Exhibit C. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON PURCHASER'S BEHALF.

        7. ESCROW. As security for the faithful performance of the terms of this Agreement and to ensure the availability for delivery of the Stock upon exercise of the Repurchase Option, Purchaser agrees to deliver to and deposit with the Secretary of the Company, or such other

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person designated by the Company, as escrow agent in this transaction ("Escrow
Agent"), two Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit D, together with the certificate or certificates evidencing the Stock. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit E attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent upon execution hereof.

        8.     ARBITRATION.

               (a) ELECTION OF ARBITRATION. At the option of either party, any and all disputes or controversies whether of law or fact and of any nature whatsoever arising from or respecting this Agreement shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association.

               (b) SELECTION OF ARBITRATORS. The arbitrators shall be selected as follows: In the event the Company and Purchaser agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the Company and Purchaser do not so agree, the Company and Purchaser shall each select one independent, qualified arbitrator, and the two arbitrators so selected shall select the third arbitrator. The Company reserves the right to object to any individual arbitrator who shall be employed by or affiliated with a competing organization.

               (c) CONDUCT OF ARBITRATION. Arbitration shall take place in San Francisco, California or any other location mutually agreeable to the parties. Reasonable notice of the time and place of arbitration shall be given to all persons other than the parties as shall be required by law, and such persons or their authorized representatives shall have the right to attend and/or participate in all the arbitration hearings in such manner as the law shall require.

               (d) SECRECY OF PROCEEDINGS. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy; in such case all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy under seal, available for the inspection only of the Company or Purchaser and their respective attorneys and their respective experts, who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known.

               (e) RELIEF. The arbitrators, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature (including without limitation such relief as temporary restraining orders or temporary and/or permanent injunctions), and shall also be able to award damages, with or without an accounting and costs. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

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

        9. STANDOFF AGREEMENT. Purchaser agrees, in connection with an initial public offering of the Company's equity securities, upon request of the Company or the underwriters managing such offering, (i) not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any shares of Stock (other than those included in the registration, if any) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration) as may be requested by the Company or such underwriters, and (ii) to execute any agreement regarding (i) above as may be requested by the Company or underwriters at the time of the public offering; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

        10. GOVERNING LAW. This Agreement shall be governed and construed by the laws of the State of California as applied to agreements made and performed in California by residents of the State of California.

        11.    MISCELLANEOUS.

               (a) RIGHTS AS SHAREHOLDER. Subject to the provisions and limitations hereof, Purchaser may, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Stock deposited in escrow pursuant to Section 7 hereof.

               (b) FURTHER ASSURANCES. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

               (c) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery (including by express courier) or upon deposit in the United States Post Office, by First Class mail with postage and fees prepaid, addressed to Purchaser at his/her address shown on the Company's employment records and to the Company at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

               (d) ASSIGNMENT. The Company may assign its rights and delegate its duties under this Agreement, including Section 2 hereof. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, his/her heirs, executors, administrators, successors and assigns. The rights of Purchaser under this Agreement may be assigned only with the prior written consent of the Company.

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
               (e) AUTHORIZATION OF TRANSFER. Purchaser hereby authorizes and directs the Secretary or transfer agent of the Company to transfer the Stock as to which the Repurchase Option has been exercised from Purchaser to the Company or the Company's assignees.


               (f) NO EFFECT ON EMPLOYMENT/CONSULTING RELATIONSHIP. PURCHASER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS EMPLOYEE OR CONSULTANT OF THE COMPANY FOR ANY PERIOD OR AT ALL. NOTHING IN THIS AGREEMENT SHALL AFFECT IN ANY MANNER WHATSOEVER OR INTERFERE WITH THE RIGHT OR POWER OF THE COMPANY, OR A PARENT OR SUBSIDIARY OF THE COMPANY, TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY AT ANY TIME, FOR ANY OR NO REASON, WITH OR WITHOUT CAUSE, SUBJECT TO THE PROVISIONS OF ANY EMPLOYMENT AGREEMENT BETWEEN PURCHASER AND THE COMPANY.

               (g) WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

               (h) ADVICE OF COUNSEL. Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions hereof.

               (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

               (i) ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by Purchaser and the vesting thereof, supersedes all prior understandings and agreements, written and oral, with regard thereto, and satisfies all of the Company's obligations to Purchaser with regard to the issuance or sale of securities. This Agreement may be modified or amended only in writing signed by both parties.

        12. SPECIAL TERMINATION OF REPURCHASE OPTION. If, after any of the following transactions (a "Corporate Transaction"):

               (a) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

               (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

               (c) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger,

Purchaser's proposed role in the surviving entity is not reasonably acceptable to Purchaser, then the Repurchase Option shall automatically lapse with respect to fifty percent (50%) of the unvested Shares, and Purchaser shall acquire a vested interest in such shares effective upon the consummation of such Corporate Transaction; provided, however, that Purchaser's employment shall not have terminated prior to the consummation of such Corporate Transaction.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

WINK COMMUNICATIONS, INC.,                         MARY AGNES WILDEROTTER
a California corporation



By: /s/ Paritosh K. Choksi                         /s/ Mary Agnes Wilderotter
    ----------------------                         --------------------------
                                                         (Signature)

Title: CFO
       -------------------                          --------------------------
                                                         (Address)


                                                    --------------------------

                                CONSENT OF SPOUSE


        I, Philip J. Wilderotter IV, spouse of Mary Agnes Wilderotter, have read and approve the foregoing Agreement. In consideration of the granting to my spouse of the right to purchase shares of Wink Communications, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in the Agreement or in any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement.

        Dated: 2/1/98


                                                /s/ Philip J. Wilderotter IV
                                                -----------------------------
                                                     (Signature of Spouse)

                                    EXHIBIT A

                                 PROMISSORY NOTE


$100,000.00                                                  Alameda, California

                                                                February 1, 1998


        FOR VALUE RECEIVED, Mary Agnes Wilderotter promises to pay to Wink Communications, Inc., a California corporation (the "Company"), or order, the principal sum of One Hundred Thousand Dollars ($100,000.00), together with interest on the unpaid principal hereof from the date hereof at the rate of 6.4% per annum, compounded annually.

        Principal and interest shall be due and payable on February 1, 2008. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay without penalty all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of the Restricted Stock Purchase Agreement, dated as of February 1, 1998. This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

        The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned. This Note shall be governed and construed in accordance with the laws of the State of California.



                                                   /s/ Mary Agnes Wilderotter
                                                   --------------------------
                                                   Mary Agnes Wilderotter

                                    EXHIBIT B

                               SECURITY AGREEMENT


        This Security Agreement is made as of February 1, 1998 between Wink Communications, Inc., a California corporation ("Pledgee"), and Mary Agnes Wilderotter ("Pledgor").


                                    Recitals

        Pursuant to Pledgor's purchase of Stock under the Restricted Stock Purchase Agreement dated February 1, 1998, between Pledgor and Pledgee, and Pledgor's election to pay for such Stock with her promissory note (the "Note"), Pledgor has purchased 25,000 shares of Pledgee's Common Stock (the "Shares") at a price of $4.00 per share, for a total purchase price of $100,000.00. The Note and the obligations thereunder are as set forth in Exhibit B to the Restricted Stock Purchase Agreement.

        NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Restricted Stock Purchase Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

        The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

               a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

               b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

               c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

               a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

               b. Pledgor fails to perform any of the covenants set forth in the Restricted Stock Purchase Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

        In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

         7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder here under upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of

Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

         8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



       "PLEDGOR"                            Mary Agnes Wilderotter

                                            /s/ Mary Agnes Wilderotter
                                            -----------------------------------
                                            (signature)

                                            Address:
                                            -----------------------------------

                                            -----------------------------------


       "PLEDGEE"                            WINK COMMUNICATIONS, INC.
                                            a California corporation


                                            By:    /s/ Paritosh K. Choksi
                                                   ----------------------------

                                            Title:  CFO
                                                    ---

       "PLEDGEHOLDER"                       /s/ Paritosh K. Choksi
                                            -----------------------------------
                                            Secretary of
                                            Wink Communications, Inc.

                                    EXHIBIT C

                          ELECTION UNDER SECTION 83(b)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED


The undersigned taxpayer hereby elects, pursuant to the above-referenced Internal Revenue Code Section, to include in his/her gross income for the current taxable year, the amount of any compensation taxable to him/her in connection with his/her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:


NAME               :TAXPAYER:                                SPOUSE:
ADDRESS            :TAXPAYER:                                SPOUSE:
IDENTIFICATION #   :TAXPAYER:                                SPOUSE:
TAXABLE YEAR       :TAXPAYER:                                SPOUSE:


2. The property with respect to which the election is made is described as follows:

     25,000 shares of Common Stock of Wink Communications, Inc., a California corporation (the "Company").

3. The date on which the property was transferred is: February 1, 1998.

4. The property is subject to the following restrictions:

     Restriction on sale or transfer of the stock in accordance with Restricted Stock Purchase Agreement with the Company dated February 1, 1998.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $100,000.00

6. The amount (if any) paid for such property: $100,000.00

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above described property. The transferee of such property is the person performing the services in connection with the transfer of said property.


The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.




Dated: __________________, 19___                             __________________
                                                                   Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: __________________, 19___                             __________________
                                                             Spouse of Taxpayer

                                    EXHIBIT D

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


        FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of February 1, 1998 (the "Agreement"), Mary Agnes Wilderotter ("Purchaser") hereby sells, assigns and transfers unto ___________ _______________________________ (_________________) shares of the Common Stock of Wink Communications, Inc., a California corporation, standing in the undersigned's name on the books of said corporation represented by certificate no. _______ herewith, and does hereby irrevocably constitute and appoint _________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.


Dated ________________                             MARY AGNES WILDEROTTER


                                                   /s/ Mary Agnes Wilderotter
                                                   ----------------------------
                                                   Signature




Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the corporation to exercise its "Repurchase Option" set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


        FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of February 1, 1998 (the "Agreement"), Mary Agnes Wilderotter ("Purchaser") hereby sells, assigns and transfers unto ____________ _________________________ (____________) shares of the Common Stock of Wink
Communications, Inc., a California corporation, standing in the undersigned's name on the books of said corporation represented by certificate no. _______ herewith, and does hereby irrevocably constitute and appoint __________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.


Dated ________________                             MARY AGNES WILDEROTTER


                                                   /s/ Mary Agnes Wilderotter
                                                   ----------------------------
                                                   Signature














Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the corporation to exercise its "Repurchase Option" set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                    EXHIBIT E

                            JOINT ESCROW INSTRUCTIONS

                                                               February 1, 1998


Secretary
Wink Communications, Inc.
1001 Marina Village Parkway
Alameda, California 94501


Dear Sir:

        As Escrow Agent for both Wink Communications, Inc., California corporation ("Company"), and the undersigned purchaser of stock of the Company ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, to which a copy of these Joint Escrow Instructions is attached as Exhibit E, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing such purchase at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of such notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, in accordance with the Agreement, against the simultaneous delivery to you of the purchase price (by check, wire transfer or promissory note) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser hereby irrevocably constitutes and appoints you as Purchasers attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with the Department of Corporations of the State of California of an Application for Consent to Transfer Securities Subject to Legend or Escrow Condition pursuant to Section 25151 of the California

Corporation Securities Law of 1968. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

        4. Upon written request of Purchaser, but no more than once per calendar year, unless the Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Within two months after the Company's Repurchase Option expires, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares sold and issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Repurchase Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely, and shall be protected in relying or refraining from acting, on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and of any arbitrator provided for in the Agreement, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court and of any such arbitrator. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of any arbitrator provided for in the Agreement or of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery (including by express courier) or upon deposit in the United States Post Office, by First Class mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


COMPANY:                 Wink Communications, Inc.
                         1001 Marina Village Parkway
                         Alameda, CA 94501
                         Attention:  President

PURCHASER:               Mary Agnes Wilderotter
                         Wink Communications, Inc.
                         1001 Marina Village Parkway
                         Alameda, CA 94501

ESCROW AGENT:            Secretary
                         Wink Communications, Inc.
                         1001 Marina Village Parkway
                         Alameda, CA 94501

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions. You do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.


                                                   Very truly yours,

                                                   WINK COMMUNICATIONS, INC.
                                                   a California corporation


                                                   By: /s/ Paritosh K. Choksi
                                                       ------------------------

                                                   Its: Secretary
                                                       ------------------------


                                                   MARY AGNES WILDEROTTER


                                                   /s/ Mary Agnes Wilderotter
                                                   ----------------------------
                                                   (Signature)

ESCROW AGENT:

   /s/ Paritosh K. Choksi
-----------------------------